[MERRILL LOGO]
                                            Computational Materials
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           AFC Mortgage Loan Asset Backed Certificates, Series 1996-4
                           $220,000,000 (Approximate)

                               Subject to Revision



                             Computational Materials







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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                                       2

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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

DEPOSITOR:     Superior Bank FSB, will deposit into the Trust Fund mortgage loans originated or purchased by the Depositor.

SERVICER:      The Lee Servicing Company division of the Depositor

TRUSTEE:       LaSalle National Bank

UNDERWRITER:   Merrill Lynch & Co. (Lead) and JP Morgan & Co. (Co.)

                          Ratings                Beg. Amort.         End Amort.
Class       Amount     (Moody's/S&P)   WAL       (Mo./Date)          (Mo./Date)
-----       ------     -------------   ---       ----------          ----------
To Maturity:
1A-1    $52,000,000      Aaa/AAA       1.51       1 (1/97)           32 (8/99)
1A-2    $14,000,000      Aaa/AAA       3.05       32 (8/99)          41 (5/00)
1A-3    $14,500,000      Aaa/AAA       4.01       41 (5/00)          55 (7/01)
1A-4    $10,500,000      Aaa/AAA       5.22       55 (7/01)          71 (11/02)
1A-5    $11,500,000      Aaa/AAA       7.02       71 (11/02)         101 (5/05)
1A-6    $12,500,000      Aaa/AAA      11.63       101 (5/05)         201 (9/13)
1A-7    $10,000,000      Aaa/AAA       7.30       37 (1/00)          201 (9/13)

To Maturity:
2A-1    $95,000,000      Aaa/AAA       3.50       1 (1/97)           362 (2/27)

To Call:
1A-6    $12,500,000      Aaa/AAA      10.80       101 (5/05)         144 (12/08)
2A-1    $95,000,000      Aaa/AAA       3.35       1 (1/97)           129 (9/07)

CUT-OFF DATE:      December 1, 1996

EXP. PRICING:      Week of December 2, 1996

EXP. SETTLEMENT:   Week of December 16, 1996

STATED FINAL
MATURITY:          March 25, 2028

INTEREST/
PRINCIPAL:         The 25th day of each month (or if such 25th day is not a
                   business day, the next succeeding business day), commencing on January 25, 1997.

                                       3

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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

SMMEA:              The Class 1A Certificates will not be SMMEA eligible.
                    The Class 2A Certificates will not be SMMEA eligible until such time as the balance of the Adjustable Rate Pool Pre-Funding Account is reduced to zero (2/97).

ERISA: Subject to the conditions set forth in the prospectus, it is believed that the Class 1A and 2A Certificates would generally be ERISA eligible. Prospective purchasers should consult their counsel.

TAX STATUS:         On the Closing Date, a REMIC election will be made with
                    respect to certain assets of the Trust.

COLLATERAL:         Sub-Pool 1: conventional, fixed-rate mortgage loans secured by first or second liens on one- to four-family residential properties ("Single Family Properties"), residential properties consisting of five or more dwelling units
                    ("Multifamily Properties") and mixed residential and commercial structures ("Mixed Use Properties") plus Sub-Pool
                    1 pre-funding account.

                    Sub-Pool 2: conventional, adjustable rate mortgage loans secured by first liens on Single Family Properties, 2-4 Family Properties and Condominiums indexed to 1-Year CMT and 6 Month LIBOR plus Sub-Pool 2 pre-funding account.

CREDIT
ENHANCEMENT:        Overcollateralization and Cross Collateralization
                    of the sub-pools, plus 100% FGIC Guarantee of timely receipt of interest on the Class A
                    Certificates and ultimate receipt of principal on the Class A Certificates.

INITIAL
OVERCOLLATERAL-
IZATION: Credit Enhancement with respect to the Class 1A AND 2A Certificates will be provided in part by the Initial Overcollateralization Amount for Sub-Pool 1 and Sub-Pool 2 resulting from the sum of each respective Original Sub-Pool Principal Balance and Original Sub-Pool Pre-Funded Amount exceeding the initial respective Certificate Principal Balance as of the Closing Date.

                                       4

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

CROSS
COLLATERAL-
IZATION: On any Remittance Date prior to the related Cross-Over Date on which the Overcollateralization Amount for a Sub-Pool is less than the Required Overcollateralization Amount for such Sub-Pool, the Remaining Net Excess Spread for such Sub-Pool plus the Available Transfer Cashflow, if any, and the Net Excess Principal, if any, will be used to make additional distributions of principal on the related Classes of Class A Certificates until such Overcollateralization Amount equals the related Required Overcollateralization Amount for such Sub-Pool.

PRE-FUNDING ACCOUNTS:

Original Sub-Pool 1 Pre-Funding Amount: $51,735,892.30 (approximate) Original Sub-Pool 2 Pre-Funding Amount: $37,937,128.90 (approximate)

The Original Sub-Pool 1 and Original Sub-Pool 2 Pre-Funding Amounts will be reduced during the Funding Period (approx. 2 months) by the amounts thereof used to purchase the related Subsequent Mortgage Loans. Any amount remaining at the end of the Funding Period in Sub-Pool 1 and Sub-Pool 2 Pre-Funding Accounts will be used to prepay principal pro rata to the Class 1A and Class 2A Certificates, respectively.

INTEREST DISTRIBUTIONS:

Class 1A Certificates:

On each Remittance Date, interest will be paid on each class of the Class 1A Certificates in an amount equal to 30 days' interest at the related Class 1A Pass-Through Rate on the related Class 1A Principal Balance thereof.

Class 1A         Interest
Certificate       Accrual            P-T Rate             Settlement
-----------      --------            --------             ----------
1A-1            Actual/360          Variable(1)           W/O Accrued
1A-2                30/360                Fixed           W/ Accrued
1A-3                30/360                Fixed           W/ Accrued
1A-4                30/360                Fixed           W/ Accrued
1A-5                30/360                Fixed           W/ Accrued
1A-6                30/360                Fixed           W/ Accrued
1A-7                30/360                Fixed           W/ Accrued

                                       5

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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

 (1) Interest will accrue at the Class 1A-1 Pass-Through Rate from the preceding Remittance Date (or from the Closing Date in the case of the first Remittance
Date) to and including the day prior to the current Remittance Date on the outstanding principal balance of the Class 1A-1 Certificates. The Class 1A-1 Pass Through Rate will be equal to the least of (1) One-Month LIBOR plus [ ] per annum%, (2) the weighted average of the Sub-Pool 1 Mortgage Rates minus the sum of, with respect to Sub-Pool 1, (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated and (c) the rate at which monthly premiums are payable to the Certificate Insurer (approximately 0.81), and (3) 10% or such other rate as specified in the Prospectus (the "Class 1A-1 Cap Rate").

Class 2A-1 Certificates:

Prior to the availability of the 5% clean-up call (as defined below):

On each Remittance Date, interest will accrue at the Class 2A-1 Pass-Through Rate from the preceding Remittance Date (or from the Closing Date in the case of the first Remittance Date) to and including the day prior to the current Remittance Date on the outstanding principal balance of the Class 2A-1 Certificates. All calculations of interest on the Class 2A-1 Certificates will be computed on the basis of the actual number of days elapsed in the related interest period and in a year of 360 days. The Class 2A-1 Pass Through Rate will be equal to the least of (1) [ ]% (the "Class 2A-1 Cap Rate"),(2) One-Month LIBOR plus [ ]% per annum and (3) the weighted average of the Sub-Pool 2 Mortgage Rates minus the sum of, with respect to Sub-Pool 2, (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated,
(c) the rate at which monthly premiums are payable to the Certificate Insurer and (d) with respect to Remittance Dates occurring on the twelfth Remittance Date, 0.65% per annum, the thirteenth Remittance Date, 0.70% and thereafter, 0.85% (the "Available Funds Cap Rate").

After the availability of the 5% cleanup call the Class 2A-1 Pass-Through Rate will increase on and after the date on which the 5% clean-up call becomes available but is not exercised, subject to the Available Funds Cap Rate.

PRINCIPAL DISTRIBUTIONS:

The Class 1A Certificates will be backed primarily by cash flow from Sub-Pool 1 Mortgage Loans.

                                       6

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

The $95 MM of Class 2A Certificates will be backed primarily by cash flows from Sub-Pool 2 Mortgage Loans.

Each Class 1A and Class 2A Certificateholder will receive all scheduled and unscheduled principal distributions from their respective Sub-Pool until they are retired. The first six classes of the Class A Certificates will be retired sequentially, pari passu with the Class A-7 Lock Bond primarily from cash flows from the Fixed Rate Group.

The transaction will contain a lock out bond (Class 1A-7) which receives no principal payment for the first three years. After year 3, the Class 1A-7 will receive the following percentages of its pro rata share of principal:

         Month 37-60:                45%
         Month 61-72:                80%
         Month 73-84:               100%
         Month 85+:                 140%

The Adjustable Rate Certificates (Class 2A-1) will be retired concurrently with the Fixed Rate Certificates primarily from cash flows from the Adjustable Rate Group.

OPTIONAL TERMINATION/5% CLEANUP CALL:

On any Remittance Date on which the outstanding aggregate principal balance of the Mortgage Loans in a Sub-Pool is less than 5% of the sum of the Original Sub-Pool Principal Balance and the Original Pre-Funded Amount relating to each Sub-Pool as of the Cut-off Date.

                                        7

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

MORTGAGE POOL CHARACTERISTICS

As of 12/1/96 (the "Cut-off Date") Alliance will deliver approximately $74,501,232 of Sub-Pool 1 Loans.

Sub-Pool 1 (Fixed Rate as of November 23, 1996):

Initial Home Equity Loan Principal Balance:          $63,208,775
Properties secured by 1st/2nd Liens:                 63.41%/36.59%
Weighted Average Coupon:                             11.67%
Weighted Average CLTV:                               77.45%
Weighted Average Rem. Term:                          214 mos
Weighted Average Original Term:                      215 mos
Geographic Distribution:                             28 States and D.C.
States w/ >5% Concentrations:                        NY-31.20%, CT-9.95%,
                                                     FL- 7.45%, CO-7.28%,
                                                     PA 7.14%, NJ-5.72%,
                                                     UT-5.65%

Balloons (30's due in 15):                           46.95%
Occupancy-

     Owner Occupied:                                 93.45%
     Investor Owned:                                  6.55%

Property Type-

     Condominium:                                     0.95%
     Mixed use:                                       2.45%
     Multi Family:                                    1.47%
     Single Family:                                  80.67%
     2-4 Family:                                     14.46%

Loan Purpose-

     Purchase:                                       18.72%
     Refinance:                                      15.80%
     Cashout:                                        65.49%

                                       8

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

As of 12/1/96 (the "Cut-off Date") Alliance will deliver approximately $59,498,769 of Sub-Pool 2 Loans.

Sub-Pool 2 (Adjustable Rate as of November 23, 1996):

Initial Home Equity Loan Principal Balance:     $50,480,297
Weighted Average Coupon:                        10.20%
Weighted Average Lifetime Cap:                  16.20%
Weighted Average Lifetime Floor:                10.11%
Weighted Average Gross Margin:                  6.40%
Negative Amortization:                          [None]
Weighted Average Rem. Term:                     359 mos.
Weighted Average Original Term:                 360 mos
Properties secured by 1st Liens:                100.00%
Weighted Average CLTV:                          80.14%
Geographic Distribution:                        24 States
States w/ >5% Concentrations:                   NY-29.22%, NJ-
                                                17.11%, CT-9.06%,
                                                IL-8.15%, MI-5.87%,
                                                PA-5.35%

Balloons:                                           0%
Occupancy-
    Owner Occupied:                             97.79%
    Investor:                                    2.21%

Property Type-
    Condominium:                                 0.49%
    Single Family:                              85.57%
    2-4 Family:                                 13.94%
Loan Purpose-
   Purchase:                                    55.26%
   Refinance:                                    8.60%
   Cashout:                                     36.14%

                                       9

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

FIXED RATE CERTIFICATE PREPAYMENT ASSUMPTION:

With respect to the Fixed Rate Certificates, a 100% Prepayment Assumption assumes constant prepayment rates (CPR) of 2% per annum of the then outstanding principal balance of the Mortgage Loans in Sub-Pool 1 in the first month of the life of the mortgage loans and an additional 1% per annum each month thereafter until the twenty-first month. Beginning in the twenty-first month and in each month thereafter during the life of the mortgage loans 100% Prepayment Assumption assumes a constant prepayment rate of 22% per annum each month.

CLASS 1A CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS:
(assuming 50 bps losses):

(NO CLEAN-UP CALL)
SCENARIO                        1        2          3         4          5
                                -        -          -         -          -
% Prepay Assumpt.                0%      50%       100%      150%       200%
Class 1A-1 WAL (yrs.)         9.57     2.29       1.51      1.22       1.05
Class 1A-1 Exp. Beg. Am.         1        1          1         1          1
Class 1A-1 Exp. End. Am.       179       54         32        24         21

(NO CLEAN-UP CALL)
SCENARIO                        1        2          3         4          5
                                -        -          -         -          -
% Prepay Assumpt.                0%      50%       100%      150%       200%
Class 1A-2 WAL (yrs.)        14.93     5.33       3.05      2.28       1.90
Class 1A-2 Exp. Beg. Am.       179       54         32        24         21
Class 1A-2 Exp. End. Am.       179       74         41        30         25

(NO CLEAN-UP CALL)
SCENARIO                        1        2          3         4          5
                                -        -          -         -          -
% Prepay Assumpt.                0%      50%       100%      150%       200%
Class 1A-3 WAL (yrs.)        15.09     7.43       4.01      2.84       2.27
Class 1A-3 Exp. Beg. Am.       179       74         41        30         25
Class 1A-3 Exp. End. Am.       182      106         55        38         30

(NO CLEAN-UP CALL)
SCENARIO                        1        2          3         4          5
                                -        -          -         -          -
% Prepay Assumpt.                0%      50%       100%      150%       200%
Class 1A-4 WAL (yrs.)        15.48    10.08       5.22      3.57       2.76
Class 1A-4 Exp. Beg. Am.       182      106         55        38         30
Class 1A-4 Exp. End. Am.       197      137         71        47         36

                                       10

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use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

(NO CLEAN-UP CALL)
SCENARIO                         1          2          3          4          5
                                 -          -          -          -          -
% Prepay Assumpt.                 0%        50%       100%       150%       200%
Class 1A-5 WAL (yrs.)         17.58      13.28       7.02       4.54       3.37
Class 1A-5 Exp. Beg. Am.        197        137         71         47         36
Class 1A-5 Exp. End. Am.        224        179        101         63         46

(NO CLEAN-UP CALL)
SCENARIO                         1          2          3          4          5
                                 -          -          -          -          -
% Prepay Assumpt.                 0%        50%       100%       150%       200%
Class 1A-6 WAL (yrs.)         19.61      16.09      11.63       7.55       5.05
Class 1A-6 Exp. Beg. Am.        224        179        101         63         46
Class 1A-6 Exp. End. Am.        245        239        201        167        122

(5% CLEAN-UP CALL)
SCENARIO                         1          2          3          4          5
                                 -          -          -          -          -
% Prepay Assumpt.                 0%        50%       100%       150%       200%
Class 1A-6 WAL (yrs.)         19.46      15.14      10.80       6.89       4.81
Class 1A-6 Exp. Beg. Am.        224        179        101         63         46
Class 1A-6 Exp. End. Am.        237        183        144         97         72

(NO CLEAN-UP CALL)
SCENARIO                         1          2          3          4          5
                                 -          -          -          -          -
% Prepay Assumpt.                 0%        50%       100%       150%       200%
Class 1A-7 WAL (yrs.)         13.76       9.25       7.30       6.23       5.52
Class 1A-7 Exp. Beg. Am.         37         37         37         37         37
Class 1A-7 Exp. End. Am.        245        239        201        166        122

CLASS 2A CERTIFICATE PREPAYMENT ASSUMPTION:
Prepayment Scenarios:
Scenario 1:    0% Constant prepayment rate.
Scenario 2:   18% Constant prepayment rate.
Scenario 3:   24% Constant prepayment rate.
Scenario 4:   30% Constant prepayment rate.
Scenario 5:   36% Constant prepayment rate.

                                       11

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

CLASS 2A CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS:
(assuming 0 bps losses):

(NO CLEAN-UP CALL)
SCENARIO (1)                     1         2          3         4         5
                                 -         -          -         -         -
CPR                              0%       18%        24%       30%       36%
Class 2A-1 WAL (yrs.)         21.89      4.72       3.50      2.74      2.21
Class 2A-1 Exp. Beg. Am.          1         1          1         1         1
Class 2A-1 Exp. End. Am.        362       362        362       362       362

(5% CLEAN-UP CALL)
SCENARIO                         1         2          3         4         5
                                 -         -          -         -         -
CPR                              0%       18%        24%       30%       36%
Class 2A-1 WAL (yrs.)         21.88      4.53       3.35      2.61      2.11
Class 2A-1 Exp. Beg. Am.          1         1          1         1         1
Class 2A-1 Exp. End. Am.        356       174        129       100        81

                                       12

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.


   Merrill Lynch Mortgage Capital, Inc.
   Portfolio:  H:\DATA\DEALS\ALLIANCE\AFC964.DBF


                                              *** Transactions Finance Group ***
                                                       12/03/1996  15:41  Page 1

                   ------------------------------------
                   FIXED RATE LOAN (INCLUDING BALLOONS)
                   ------------------------------------

   Report Profile:  AFC964F                          SuperCrack Portfolio Summary     Code File:  AFC964
   ======================================================================================================
   <- P O O L  T O T A L S ->        AVERAGE   < - - GROSS COUPON - - >  <- WTD AVG RMNG TERM ->    WTDAV
   # LOANS    CURRENT BALANCE       CURRBAL    WTDAVG      MIN     MAX   STATD    CALCD     ORIG    L T V
   ------------------------------------------------------------------------------------------------------
     1,062    $    63,208,775   $    59,519    11.667     8.875  15.590  214.0             214.7     77.4
   ======================================================================================================

   =====================================================
   STATE REPORT             LOANS     CURRENT BAL  %POOL
   -----------------------------------------------------
   AZ                          33       1,240,488   1.96
   CA                           8         565,227   0.89
   CO                          89       4,603,164   7.28
   CT                          82       6,286,126   9.95
   DC                           4         270,632   0.43
   DE                           4         297,057   0.47
   FL                          98       4,706,357   7.45
   GA                          11         519,051   0.82
   ID                           3          73,437   0.12
   IL                          55       2,784,849   4.41
   IN                          14         707,982   1.12
   MA                           9         284,428   0.45
   MD                          58       3,155,559   4.99
   MI                           8         324,719   0.51
   MN                           4         199,000   0.31
   NC                          22       1,160,203   1.84
   NJ                          42       3,617,353   5.72
   NM                           4         144,826   0.23
   NV                           8         374,906   0.59
   NY                         235      19,718,126  31.20
   OH                          19         890,392   1.41
   OR                          30       1,510,054   2.39
   PA                          83       4,511,771   7.14
   RI                           7         231,959   0.37
   SC                           4         205,214   0.32
   UT                         102       3,568,561   5.65
   VA                           3         235,305   0.37
   WA                          21         884,931   1.40
   WI                           2         137,098   0.22


   =====================================================
   ORIGINAL TERM            LOANS     CURRENT BAL  %POOL
   -----------------------------------------------------
           120                 30         921,668   1.46
           180                782      45,428,333  71.87
           182                  2          29,165   0.05
           240                137       6,524,870  10.32
           360                111      10,304,740  16.30


   =====================================================
   PROPERTY TYPE            LOANS     CURRENT BAL  %POOL
   -----------------------------------------------------
   CONDO                       10         597,861   0.95
   MULTI-FAMILY               109      11,617,504  18.38
   SINGLE FAMILY              943      50,993,411  80.67


   =====================================================
   CURRENT BALANCE REPORT  LOANS   CURRENT BAL  %POOL
   -----------------------------------------------------
       0.01-   10000.00      5          49,949   0.08
   10000.01-   20000.00    156       2,468,512   3.91
   20000.01-   30000.00    189       4,740,584   7.50
   30000.01-   40000.00    147       5,170,080   8.18
   40000.01-   50000.00    121       5,508,258   8.71
   50000.01-   60000.00     86       4,787,837   7.57
   60000.01-   70000.00     70       4,586,188   7.26
   70000.01-   80000.00     49       3,696,411   5.85
   80000.01-   90000.00     27       2,306,093   3.65
   90000.01-  100000.00     45       4,310,765   6.82
  100000.01-  110000.00     30       3,170,437   5.02
  110000.01-  120000.00     28       3,234,518   5.12
  120000.01-  130000.00     23       2,864,695   4.53
  130000.01-  140000.00     17       2,303,724   3.64
  140000.01-  150000.00     14       2,027,152   3.21
  150000.01-  160000.00      8       1,240,000   1.96
  160000.01-  170000.00      7       1,146,206   1.81
  170000.01-  180000.00     10       1,752,864   2.77
  180000.01-  190000.00      4         736,788   1.17
  190000.01-  200000.00      5         987,414   1.56
  200000.01-  250000.00     11       2,477,877   3.92
  250000.01-  300000.00      4       1,089,150   1.72
  300000.01-  350000.00      2         607,600   0.96
  350000.01-  400000.00      1         384,708   0.61
  400000.01-  450000.00      2         830,964   1.31
  700000.01-  750000.00      1         730,000   1.15


   =====================================================
   REMAINING TERM        LOANS     CURRENT BAL  %POOL
   -----------------------------------------------------
     108.01-     120.00     25         821,618   1.30
     120.01-     132.00      5         100,050   0.16
     168.01-     180.00    620      35,382,648  55.98
     180.01-     192.00    164      10,074,850  15.94
     228.01-     240.00     97       4,622,748   7.31
     240.01-     252.00     40       1,902,122   3.01
     348.01-     360.00     89       8,344,600  13.20
     360.01+                22       1,960,140   3.10
   WTD AVERAGE:  214.00

   =====================================================
   OCCUPANCY STATUS         LOANS     CURRENT BAL  %POOL
   -----------------------------------------------------
   OWNER OCCUPIED           1,011      59,067,063  93.45
   NON-OWNER OCCUPIED          51       4,141,713   6.55


   =====================================================
   MORTGAGE RATES        LOANS     CURRENT BAL  %POOL
   -----------------------------------------------------
      8.750-      8.999      2         100,335   0.16
      9.000-      9.249      5         310,602   0.49
      9.250-      9.499      9         568,226   0.90
      9.500-      9.749     14         890,821   1.41
      9.750-      9.999     28       2,052,051   3.25
     10.000-     10.249     37       2,185,815   3.46
     10.250-     10.499     35       2,316,013   3.66
     10.500-     10.749     55       4,281,766   6.77
     10.750-     10.999     88       6,817,298  10.79
     11.000-     11.249     72       4,241,346   6.71
     11.250-     11.499     82       5,033,028   7.96
     11.500-     11.749    101       5,632,643   8.91
     11.750-     11.999    104       5,714,995   9.04
     12.000-     12.249     51       3,077,743   4.87
     12.250-     12.499     66       4,819,698   7.63
     12.500-     12.749     57       2,835,325   4.49
     12.750-     12.999     96       4,606,244   7.29
     13.000-     13.249     23       1,308,580   2.07
     13.250-     13.499     39       2,188,306   3.46
     13.500-     13.749     29       1,448,343   2.29
     13.750-     13.999     30       1,295,784   2.05
     14.000-     14.249      8         400,298   0.63
     14.250-     14.499      6         240,016   0.38
     14.500-     14.749      7         188,180   0.30
     14.750-     14.999      4         208,055   0.33
     15.000-     15.249      2         175,848   0.28
     15.250-     15.499      6         132,660   0.21
     15.500-     15.749      6         138,757   0.22
   WTD AVERAGE:  11.667


   =====================================================
   LOAN PURPOSE          LOANS     CURRENT BAL  %POOL
   -----------------------------------------------------
   PURCHASE               108      11,830,800  18.72
   REFINANCE              110       9,985,041  15.80
   CASHOUT                844      41,392,935  65.49


   =====================================================
   LIEN POSITION         LOANS     CURRENT BAL  %POOL
   -----------------------------------------------------
   1                       430      40,080,688  63.41
   2                       632      23,128,087  36.59


--------------------------------------------------------------------------------
Active Filter:  RFREQ=0                                                   V0.32

   Merrill Lynch Mortgage Capital, Inc.
   Portfolio:  H:\DATA\DEALS\ALLIANCE\AFC964.DBF


                                              *** Transactions Finance Group ***
                                                       12/03/1996  15:41  Page 1

                                                              Code File:  AFC964


                   ------------------------------------
                   FIXED RATE LOAN (INCLUDING BALLOONS)
                   ------------------------------------

   Report Profile:  AFC964F                                       SuperCrack Portfolio Summary
   ======================================================================================================
   <- P O O L  T O T A L S ->        AVERAGE   < - - GROSS COUPON - - >  <- WTD AVG RMNG TERM ->    WTDAV
   # LOANS    CURRENT BALANCE       CURRBAL    WTDAVG      MIN     MAX   STATD    CALCD     ORIG    L T V
   ------------------------------------------------------------------------------------------------------
     1,062    $    63,208,775   $    59,519    11.667     8.875  15.590  214.0             214.7     77.4
   ======================================================================================================


   =====================================================
   UNDERWRITING CLASS       LOANS     CURRENT BAL  %POOL
   -----------------------------------------------------
   AA                         139       8,262,205  13.07
   ANIV                       204      14,020,057  22.18
   I                          334      17,859,475  28.25
   II                         117       6,696,193  10.59
   III                         84       4,911,059   7.77
   IIISE                       39       3,434,470   5.43
   IV                         100       5,131,047   8.12
   IVPI                        29       1,942,584   3.07
   V                           16         951,686   1.51


   =====================================================
   COMBINED LOAN-TO-VALUE   LOANS     CURRENT BAL  %POOL
   -----------------------------------------------------
         10.01-      15.00      1          10,000   0.02
         15.01-      20.00      1          29,889   0.05
         20.01-      25.00      5         214,908   0.34
         25.01-      30.00      5         187,131   0.30
         30.01-      35.00      8         232,029   0.37
         35.01-      40.00      8         461,299   0.73
         40.01-      45.00      8         426,087   0.67
         45.01-      50.00     15         993,563   1.57
         50.01-      55.00     19         975,538   1.54
         55.01-      60.00     40       3,390,160   5.36
         60.01-      65.00     47       3,114,582   4.93
         65.01-      70.00     76       5,295,304   8.38
         70.01-      75.00     86       6,137,765   9.71
         75.01-      80.00    219      14,236,664  22.52
         80.01-      85.00    213      10,567,498  16.72
         85.01-      90.00    311      16,936,359  26.79
   WTD AVERAGE:      77.45


--------------------------------------------------------------------------------
   Active Filter:  RFREQ=0                                                V0.32

Merrill Lynch Mortgage Capital, Inc.
Portfolio:  H:\DATA\DEALS\ALLIANCE\AFC964.DBF

                                              *** Transactions Finance Group ***
                                                       12/03/1996  15:42  Page 1

                            ------------------------
                                ADJUSTABLE LOANS
                            ------------------------

Report Profile: AFC964A SuperCrack Portfolio Summary                                                Code File: AFC964
=====================================================================================================================
<-P O O L T O T A L S->     AVERAGE       <- - GROSS COUPON - ->     <-RMNG TRM->     WTDAV    <- - M A R G I N - ->
# LOANS CURRENT BALANCE     CURRBAL       WTDAVG    MIN     MAX      STATD  ORIG      L T V     WTDAV   MIN     MAX
---------------------------------------------------------------------------------------------------------------------
   383  $    50,480,297     $ 131,802     10.204   7.375  12.625     359.3  360.0      80.1     6.399  3.750   9.000
=====================================================================================================================

Report Profile: AFC964A SuperCrack Portfolio Summary           Code File: AFC964
====================================================================
            < - - L I F E C A P - - >     <- L I F E F L O O R - >
# LOANS     WTDAVG    MIN    MAX  %>0     WTDAVG   MIN   MAX   %>0
--------------------------------------------------------------------
   383      16.204 13.375 18.625  100     10.114  7.375 12.500 100
====================================================================


=====================================================
STATE REPORT             LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
NY                          99      14,751,045  29.22
NJ                          58       8,635,632  17.11
CT                          33       4,574,483   9.06
IL                          37       4,112,752   8.15
MI                          28       2,963,472   5.87
PA                          25       2,701,253   5.35
AZ                          14       1,995,317   3.95
UT                          15       1,754,673   3.48
CO                          13       1,543,676   3.06
MD                          10       1,387,849   2.75
IN                           7       1,035,207   2.05
WI                           4         671,094   1.33
OH                           7         667,350   1.32
GA                           5         631,808   1.25
NV                           5         567,941   1.13
OR                           5         483,949   0.96
FL                           4         434,725   0.86
MN                           5         433,248   0.86
WA                           3         394,959   0.78
MA                           1         247,381   0.49
CA                           1         201,522   0.40
NC                           2         136,400   0.27
KY                           1          85,900   0.17
RI                           1          68,662   0.14

=====================================================
ORIGINAL TERM            LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
        360                383      50,480,297 100.00



=====================================================
REMAINING TERM           LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
     348.01-     360.00    183      26,541,479  52.58
     360.01+               200      23,938,818  47.42
WTD AVERAGE:     359.34



=====================================================
PROPERTY TYPE            LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
CONDO                        3         248,483   0.49
MULTI-FAMILY                51       7,038,205  13.94
SINGLE FAMILY              329      43,193,609  85.57


=====================================================
LIEN POSITION            LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
1                          383      50,480,297 100.00


=====================================================
CURRENT BALANCE REPORT   LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
   10000.01-   20000.00      1          20,000   0.04
   20000.01-   30000.00      5         139,022   0.28
   30000.01-   40000.00      9         321,088   0.64
   40000.01-   50000.00     10         453,192   0.90
   50000.01-   60000.00     13         735,812   1.46
   60000.01-   70000.00     31       2,027,659   4.02
   70000.01-   80000.00     24       1,830,172   3.63
   80000.01-   90000.00     20       1,721,687   3.41
   90000.01-  100000.00     31       2,999,521   5.94
  100000.01-  110000.00     31       3,298,912   6.54
  110000.01-  120000.00     35       4,016,739   7.96
  120000.01-  130000.00     26       3,259,462   6.46
  130000.01-  140000.00     26       3,525,528   6.98
  140000.01-  150000.00     15       2,203,782   4.37
  150000.01-  160000.00     17       2,635,158   5.22
  160000.01-  170000.00      9       1,475,662   2.92
  170000.01-  180000.00     14       2,477,238   4.91
  180000.01-  190000.00      6       1,111,297   2.20
  190000.01-  200000.00     12       2,365,473   4.69
  200000.01-  250000.00     23       5,013,629   9.93
  250000.01-  300000.00      9       2,499,560   4.95
  300000.01-  350000.00      6       2,001,977   3.97
  350000.01-  400000.00      7       2,611,042   5.17
  450000.01-  500000.00      2         987,036   1.96
  700000.01-  750000.00      1         749,650   1.49



=====================================================
OCCUPANCY STATUS         LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
OWNER OCCUPIED            373      49,365,579  97.79
NON-OWNER OCCUPIED         10       1,114,718   2.21



=====================================================
LOAN PURPOSE             LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
PURCHASE                   208      27,895,462  55.26
REFINANCE                   35       4,339,887   8.60
CASHOUT                    140      18,244,949  36.14


=====================================================
MORTGAGE RATES           LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
      7.250-      7.499      2         377,013   0.75
      7.500-      7.749      2         401,519   0.80
      7.750-      7.999      2         187,033   0.37
      8.000-      8.249      2         176,925   0.35
      8.250-      8.499      9       1,139,423   2.26
      8.500-      8.749      8       1,072,016   2.12
      8.750-      8.999      9       1,010,533   2.00
      9.000-      9.249     20       2,336,240   4.63
      9.250-      9.499     28       3,543,084   7.02
      9.500-      9.749     38       5,512,877  10.92
      9.750-      9.999     55       7,666,464  15.19
     10.000-     10.249     29       3,844,086   7.62
     10.250-     10.499     28       3,633,068   7.20
     10.500-     10.749     28       3,505,250   6.94
     10.750-     10.999     29       4,108,121   8.14
     11.000-     11.249     20       3,039,175   6.02
     11.250-     11.499     20       2,791,278   5.53
     11.500-     11.749     20       2,712,822   5.37
     11.750-     11.999     12       1,331,135   2.64
     12.000-     12.249     14       1,269,589   2.52
     12.250-     12.499      5         473,348   0.94
     12.500-     12.749      3         349,300   0.69
WTD AVERAGE:     10.204


=====================================================
UNDERWRITING CLASS       LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
AA                          36       5,601,584  11.10
ANIV                        76      11,881,954  23.54
I                           90      11,318,766  22.42
II                          38       4,171,770   8.26
III                         45       6,165,627  12.21
IV                          68       7,365,494  14.59
SE                          14       2,524,816   5.00
V                           16       1,450,286   2.87


--------------------------------------------------------------------------------
Active Filter:  RFREQ<>0                                                  V0.32

Merrill Lynch Mortgage Capital, Inc.
Portfolio:  H:\DATA\DEALS\ALLIANCE\AFC964.DBF

                                              *** Transactions Finance Group ***
                                                       12/03/1996  15:42  Page 1

                            ------------------------
                                ADJUSTABLE LOANS
                            ------------------------

Report Profile: AFC964A SuperCrack Portfolio Summary                                                Code File: AFC964
=====================================================================================================================
<-P O O L T O T A L S->     AVERAGE       <- - GROSS COUPON - ->     <-RMNG TRM->     WTDAV    <- - M A R G I N - ->
# LOANS CURRENT BALANCE     CURRBAL       WTDAVG    MIN     MAX      STATD  ORIG      L T V     WTDAV   MIN     MAX
---------------------------------------------------------------------------------------------------------------------
   383  $    50,480,297     $ 131,802     10.204   7.375  12.625     359.3  360.0      80.1     6.399  3.750   9.000
=====================================================================================================================

Report Profile: AFC964A SuperCrack Portfolio Summary          Code File: AFC964
====================================================================
            < - - L I F E C A P - - >     <- L I F E F L O O R - >
# LOANS     WTDAVG    MIN    MAX  %>0     WTDAVG   MIN   MAX   %>0
--------------------------------------------------------------------
   383      16.204 13.375 18.625  100     10.114  7.375 12.500 100
====================================================================

=====================================================
COMBINED LOAN-TO-VALUE   LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
      15.01-      20.00      1          20,000   0.04
      20.01-      25.00      1          39,980   0.08
      25.01-      30.00      1          64,970   0.13
      30.01-      35.00      5         317,000   0.63
      35.01-      40.00      3         381,700   0.76
      40.01-      45.00      1          65,000   0.13
      45.01-      50.00      4         374,315   0.74
      50.01-      55.00      7         966,117   1.91
      55.01-      60.00      7         435,220   0.86
      60.01-      65.00     13       1,290,551   2.56
      65.01-      70.00     22       2,465,077   4.88
      70.01-      75.00     28       3,971,366   7.87
      75.01-      80.00    113      15,483,416  30.67
      80.01-      85.00     88      12,517,627  24.80
      85.01-      90.00     89      12,087,958  23.95
WTD AVERAGE:      80.14


--------------------------------------------------------------------------------
Active Filter:  RFREQ<>0                                                  V0.32

Merrill Lynch Mortgage Capital, Inc.
Portfolio:  H:\DATA\DEALS\ALLIANCE\AFC964.DBF

                                              *** Transactions Finance Group ***
                                                       12/03/1996  15:45  Page 1

                            ------------------------
                            ADJUSTABLE LOANS 1YR CMT
                            ------------------------

Report Profile: CMT SuperCrack Portfolio Summary                                                    Code File: AFC964
=====================================================================================================================
<-P O O L T O T A L S->     AVERAGE       <- - GROSS COUPON - ->     <-RMNG TRM->     WTDAV    <- - M A R G I N - ->
# LOANS CURRENT BALANCE     CURRBAL       WTDAVG    MIN     MAX      STATD  ORIG      L T V     WTDAV   MIN     MAX
---------------------------------------------------------------------------------------------------------------------
   100  $   11,925,208      $  119,252     10.089  7.375  12.125     359.4  360.0      80.3     6.339  3.750   8.500
=====================================================================================================================


Report Profile: CMT SuperCrack Portfolio Summary              Code File: AFC964
====================================================================
            < - - L I F E C A P - - >     <- L I F E F L O O R - >
# LOANS     WTDAVG    MIN    MAX  %>0     WTDAVG   MIN   MAX   %>0
--------------------------------------------------------------------
   100  16.089  13.375  18.125  100     10.089   7.375  12.125  100
====================================================================


=====================================================
PERIODIC CAP (CMT)       LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ=12
    * * * all loans meet subfilter criteria * * *
      2.000                100      11,925,208 100.00

=====================================================
LIFECAP (CMT)            LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ=12
    * * * all loans meet subfilter criteria * * *
     13.250-     13.499      1          77,241   0.65
     13.500-     13.749      1         129,716   1.09
     14.000-     14.249      1          62,000   0.52
     14.250-     14.499      5         577,882   4.85
     14.500-     14.749      2         205,000   1.72
     14.750-     14.999      5         427,014   3.58
     15.000-     15.249      6         530,193   4.45
     15.250-     15.499     10       1,175,787   9.86
     15.500-     15.749     11       1,564,561  13.12
     15.750-     15.999     12       1,411,884  11.84
     16.000-     16.249      4         690,106   5.79
     16.250-     16.499      6         643,809   5.40
     16.500-     16.749     10       1,440,154  12.08
     16.750-     16.999      3         307,300   2.58
     17.000-     17.249      3         330,505   2.77
     17.250-     17.499      6         531,105   4.45
     17.500-     17.749      8       1,269,711  10.65
     17.750-     17.999      3         180,982   1.52
     18.000-     18.249      3         370,258   3.10
WTD AVERAGE:     16.089

=====================================================
NEXT RATE CHANGE (CMT)   LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ=12
    * * * all loans meet subfilter criteria * * *
12/01/1996                   1          60,743   0.51
02/01/1997                   3         333,679   2.80
03/01/1997                   4         740,906   6.21
04/01/1997                  40       5,070,300  42.52
05/01/1997                  50       5,532,581  46.39
06/01/1997                   2         187,000   1.57


=====================================================
MARGIN REPORT (CMT)      LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ=12
    * * * all loans meet subfilter criteria * * *
      3.750-      3.999      2         206,957   1.74
      4.500-      4.749      5         423,317   3.55
      4.750-      4.999      1         216,565   1.82
      5.000-      5.249      9         762,447   6.39
      5.250-      5.499      6         790,531   6.63
      5.500-      5.749      4         454,748   3.81
      5.750-      5.999     14       1,381,276  11.58
      6.000-      6.249      9       1,006,945   8.44
      6.250-      6.499      6       1,415,399  11.87
      6.500-      6.749      3         462,161   3.88
      6.750-      6.999     11       1,008,892   8.46
      7.000-      7.249      3         504,392   4.23
      7.250-      7.499      5         889,172   7.46
      7.500-      7.749     10         950,994   7.97
      7.750-      7.999      5         742,380   6.23
      8.000-      8.249      2         193,973   1.63
      8.250-      8.499      4         363,100   3.04
      8.500-      8.749      1         151,958   1.27
WTD AVERAGE:      6.339


--------------------------------------------------------------------------------
Active Filter:  RFREQ=12                                                  V0.32

Merrill Lynch Mortgage Capital, Inc.
Portfolio:  H:\DATA\DEALS\ALLIANCE\AFC964.DBF

                                              *** Transactions Finance Group ***
                                                       12/03/1996  15:44  Page 1


                   -------------------------------------------
                   (3) ADJUSTABLE LOANS 6 MONTH LIBOR 2/28 (3)
                   -------------------------------------------

Report Profile: LIBOR         SuperCrack Portfolio Summary                                          Code File: AFC964
=====================================================================================================================
<-P O O L T O T A L S->     AVERAGE       <- - GROSS COUPON - ->     <-RMNG TRM->     WTDAV    <- - M A R G I N - ->
# LOANS CURRENT BALANCE     CURRBAL       WTDAVG    MIN     MAX      STATD  ORIG      L T V     WTDAV   MIN     MAX
---------------------------------------------------------------------------------------------------------------------
  42    $   4,564,940 (3)   $  108,689 (3)10.625   8.625  12.625 (3) 360.2  360.0 (3)  79.9 (3) 6.164  4.000   7.875 (3)
=====================================================================================================================

Report Profile: LIBOR         SuperCrack Portfolio Summary     Code File: AFC964
====================================================================
            < - - L I F E C A P - - >     <- L I F E F L O O R - >
# LOANS     WTDAVG   MIN    MAX   %>0     WTDAVG  MIN   MAX    %>0
--------------------------------------------------------------------
  42       16.625  14.625  18.625 100 (3) 9.625  7.625  11.625 100
====================================================================

=====================================================
PERIODIC CAP (LIBOR)     LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ=6
    * * * all loans meet subfilter criteria * * *
      1.000                 42       4,564,940 100.00

=====================================================
MARGIN REPORT (LIBOR)    LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ= 6
    * * * all loans meet subfilter criteria * * *
      4.000-      4.249      1          92,000   2.02
      4.500-      4.749      2         226,400   4.96
      5.000-      5.249      3         246,550   5.40
      5.250-      5.499      2         227,200   4.98
      5.500-      5.749      2         207,530   4.55
      5.750-      5.999      5         653,800  14.32
      6.000-      6.249      5         427,117   9.36
      6.250-      6.499      3         304,965   6.68
      6.500-      6.749      6         988,522  21.65
      6.750-      6.999      4         452,675   9.92
      7.250-      7.499      5         371,300   8.13
      7.500-      7.749      3         346,882   7.60
      7.750-      7.999      1          20,000   0.44
WTD AVERAGE:      6.164

=====================================================
NEXT RATE CHANGE (LIBOR  LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ= 6
    * * * all loans meet subfilter criteria * * *
11/01/1998                  33       3,736,960  81.86
12/01/1998                   9         827,980  18.14


=====================================================
LIFECAP REPORT           LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ= 6
    * * * all loans meet subfilter criteria * * *
     14.500-     14.749      1          92,000   2.02
     15.000-     15.249      2         226,400   4.96
     15.250-     15.499      3         335,650   7.35
     15.500-     15.749      1          60,800   1.33
     15.750-     15.999      3         284,830   6.24
     16.000-     16.249      1          40,000   0.88
     16.250-     16.499      4         613,800  13.45
     16.500-     16.749      4         378,975   8.30
     16.750-     16.999      7         903,807  19.80
     17.000-     17.249      5         604,722  13.25
     17.250-     17.499      2         308,000   6.75
     17.500-     17.749      1          81,600   1.79
     17.750-     17.999      1         144,500   3.17
     18.000-     18.249      3         220,000   4.82
     18.250-     18.499      2         115,457   2.53
     18.500-     18.749      2         154,400   3.38
WTD AVERAGE:     16.625


--------------------------------------------------------------------------------
Active Filter:  RFREQ=6 AND PROGRAMTYP="026"                              V0.32

Merrill Lynch Mortgage Capital, Inc.
Portfolio:  H:\DATA\DEALS\ALLIANCE\AFC964.DBF

                                              *** Transactions Finance Group ***
                                                       12/03/1996  15:45  Page 1


                    ----------------------------------------
                    (3) ADJUSTABLE LOANS 6 MONTH NO 2/28 (3)
                    ----------------------------------------

Report Profile: LIBOR SuperCrack Portfolio Summary                                                  Code File: AFC964
=====================================================================================================================
<-P O O L T O T A L S->     AVERAGE       <- - GROSS COUPON - ->     <-RMNG TRM->     WTDAV    <- - M A R G I N - ->
# LOANS CURRENT BALANCE     CURRBAL       WTDAVG    MIN     MAX      STATD  ORIG      L T V     WTDAV   MIN     MAX
---------------------------------------------------------------------------------------------------------------------
 241    $ 33,990,149 (3)    $ 141,038 (3) 10.188   7.375  12.500 (3) 359.2  360.0 (3)  80.1 (3) 6.451  3.750   9.000 (3)
=====================================================================================================================

Report Profile: LIBOR SuperCrack Portfolio Summary            Code File: AFC964
====================================================================
        < - - L I F E C A P - - >     <- L I F E F L O O R - >
# LOANS WTDAVG   MIN    MAX   %>0     WTDAVG   MIN   MAX    %>0
--------------------------------------------------------------------
 241    16.188 13.375 18.500 100 (3)  10.188  7.375 12.500  100
====================================================================


=====================================================
PERIODIC CAP (LIBOR)     LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ=6
    * * * all loans meet subfilter criteria * * *
      1.000                241      33,990,149 100.00



=====================================================
MARGIN REPORT (LIBOR)    LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ= 6
    * * * all loans meet subfilter criteria * * *
      3.750-      3.999      4         758,608   2.23
      4.500-      4.749      3         301,759   0.89
      4.750-      4.999      2         374,707   1.10
      5.000-      5.249      7         805,232   2.37
      5.250-      5.499     15       1,893,604   5.57
      5.500-      5.749      6       1,002,378   2.95
      5.750-      5.999     36       5,429,876  15.97
      6.000-      6.249     26       3,520,080  10.36
      6.250-      6.499     21       3,325,035   9.78
      6.500-      6.749     11       1,393,338   4.10
      6.750-      6.999     30       4,108,789  12.09
      7.000-      7.249     16       2,221,983   6.54
      7.250-      7.499     19       2,540,258   7.47
      7.500-      7.749     13       2,242,781   6.60
      7.750-      7.999     10       1,224,193   3.60
      8.000-      8.249      8       1,144,995   3.37
      8.250-      8.499      5         577,362   1.70
      8.500-      8.749      8         930,272   2.74
      9.000-      9.249      1         194,900   0.57
WTD AVERAGE:      6.451


=====================================================
NEXT RATE CHANGE (LIBOR  LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ= 6
    * * * all loans meet subfilter criteria * * *
01/01/1997                   1         199,942   0.59
02/01/1997                   7       1,191,772   3.51
03/01/1997                  37       5,388,181  15.85
04/01/1997                  90      13,555,958  39.88
05/01/1997                  97      12,707,846  37.39
06/01/1997                   9         946,450   2.78


=====================================================
LIFECAP REPORT           LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ= 6
    * * * all loans meet subfilter criteria * * *
     13.250-     13.499      1         299,772   0.88
     13.500-     13.749      1         271,803   0.80
     13.750-     13.999      2         187,033   0.55
     14.000-     14.249      1         114,925   0.34
     14.250-     14.499      4         561,541   1.65
     14.500-     14.749      5         775,016   2.28
     14.750-     14.999      4         583,519   1.72
     15.000-     15.249     12       1,579,647   4.65
     15.250-     15.499     15       2,031,647   5.98
     15.500-     15.749     26       3,887,516  11.44
     15.750-     15.999     40       5,969,749  17.56
     16.000-     16.249     24       3,113,979   9.16
     16.250-     16.499     18       2,375,459   6.99
     16.500-     16.749     14       1,686,121   4.96
     16.750-     16.999     19       2,897,014   8.52
     17.000-     17.249     12       2,103,948   6.19
     17.250-     17.499     12       1,952,173   5.74
     17.500-     17.749     11       1,361,511   4.01
     17.750-     17.999      8       1,005,654   2.96
     18.000-     18.249      8         679,331   2.00
     18.250-     18.499      3         357,892   1.05
     18.500-     18.749      1         194,900   0.57
WTD AVERAGE:     16.188


--------------------------------------------------------------------------------
Active Filter:  RFREQ=6 AND PROGRAMTYP<>"026"                             V0.32